UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2007

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-383-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Affordable Residential Communities LP

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51979	84-1479327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-291-0222

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 – Entry into a Material Definitive Agreement.

As of July 16, 2007, Affordable Residential Communities Inc. (the "Company") has received a waiver (the "Waiver") to the indenture, dated as of August 9, 2005 (the "Indenture"), by and between Affordable Residential Communities LP (the "Operating Partnership") and U.S. Bank National Association, as Trustee, with respect to the 7½% Senior Exchangeable Notes Due 2025 of the Operating Partnership (the "Notes"), from holders representing a majority in aggregate principal amount of the outstanding Notes (the “Waiving Note Holders”).

Pursuant to the terms of the Indenture, the holders of not less than a majority of all the outstanding Notes may waive, on behalf of the holders of all the Notes, compliance with certain provisions of the Indenture and certain events of default under the Indenture. Pursuant to the Waiver, the Waiving Note Holders waived compliance with (i) Article 6 of the Indenture and (ii) any default, event of default or other non-compliance, each with respect to the consummation of transactions contemplated under the Transaction Agreement, dated as of April 17, 2007, by and among the Company, the Operating Partnership, ARC Dealership, Inc., ARC Management Services, Inc., ARCIV GV, Inc., ARCMS, Inc., ARC TRS, Inc., Salmaho Irrigation Co., Windstar Aviation Corp., ARC/DAM Management, Inc., Colonial Gardens Water, Inc. and American Riverside Communities LLC, an affiliate of Farallon Capital Management L.L.C.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Form of Waiver to the Indenture, dated as of August 9, 2005, by and between Affordable Residential Communities LP and U.S. Bank National Association, as Trustee, with respect to the 7½% Senior Exchangeable Notes Due 2025

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFORDABLE RESIDENTIAL COMMUNITIES INC.
Date: July 17, 2007	By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Form of Waiver to the Indenture, dated as of August 9, 2005, by and between Affordable Residential Communities LP and U.S. Bank National Association, as Trustee, with respect to the 7½% Senior Exchangeable Notes Due 2025

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